Exhibit 32(a)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Rogers Corporation, a Massachusetts corporation (the “Corporation”), does hereby certify that:

The Annual Report on Form 10-K for the year ended December 31, 2009 (the “Form 10-K”) of the Corporation fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Robert D. Wachob
Robert D. Wachob President and Chief Executive Officer (Principal Executive Officer) February 19, 2010

/s/ Dennis M. Loughran
Dennis M. Loughran Vice President, Finance and Chief Financial Officer (Principal Financial Officer) February 19, 2010